GLOBAL HEALTHCARE REIT, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

This Non-Qualified Stock Option Agreement (the “Agreement”) is attached as Exhibit A to a Notice of Grant of Stock Option (the “Grant Notice”), pursuant to which Optionee has been informed of the basic terms of the option evidenced thereby. Certain capitalized terms used but not otherwise defined herein have the respective meanings specified in the Grant Notice to which this Agreement relates.

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the “Agreement”) is entered into between GLOBAL HEALTHCARE REIT, INC., a Utah corporation (“Global” or the “Company”), and ZVI RHINE (“Optionee”), as of April 1, 2018 (the “Grant Date”). In consideration of the mutual promises and covenants made herein, the parties hereby agree as follows:

1.	Grant of Option. Subject to the terms and conditions set forth herein, Global grants to Optionee an option (the “Option”) to purchase 600,000 shares (the “Shares”) of Global’s common stock, $.05 par value (the “Common Stock”), at a price equal to U.S $0.36 per share (the “Option Price”). The Option Price has been determined by the Board of Directors.

The Option is not intended to qualify as an incentive stock option described in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). All provisions of this Agreement are to be construed in conformity with this intention.

2.	Term. The Option shall be valid for a term commencing on the Grant Date and ending on the fifth anniversary of the Grant Date, as defined below (“Expiration Date”). In the event there is a cessation of Service by Optionee with Global for any reason, then all unvested Options shall immediately become null and void and cannot be exercised by Optionee.

3.	Vesting. The Option may only be exercised to the extent vested. Options exercisable to purchase 150,000 shares of common stock shall vest immediately upon the Grant Date. Options exercisable to purchase an additional 150,000 shares of common stock shall vest 12 months following the Grant Date (a “Vesting Date”). Options exercisable to purchase an additional 150,000 shares of common stock shall vest 18 months following the Grant Date. Options exercisable to purchase an additional 150,000 shares of common stock shall vest 24 months following the Grant Date. Vesting is contingent upon Optionee continuing to provide Services to the Company on each Vesting Date. All unvested Options shall immediately vest in the event of a Change in Control of the Company. For purposes of this Agreement, a Change in Control shall mean any transaction of the Company involving (i) the merger or consolidation of the Company into or with another entity where the Company’s shareholders receive less than 50% of the outstanding voting securities of the new or continuing entity, (ii) the sale of all or substantially all of the Company’s assets, (iii) any person not already a stockholder of the Company becoming a beneficial owner, directly or indirectly, of the securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, (iv) a change in the majority of the Board of Directors of the Company, or (v) the Company terminating its business or liquidating its assets.

4.	Procedure for Exercise. Exercise of the Option, or a portion thereof, shall be effected by the giving of written notice to Global and payment of the aggregate Option Price for the number of Shares to be acquired pursuant to such exercise and completing the Purchase Form attached to this Option. In the event the issuance of the Shares upon exercise of this Option has not been registered under the Securities Act of 1933, as amended ( the “Securities Act”), the Optionee shall concurrently execute and deliver the Subscription Agreement and Representations and Warranties in the form attached hereto as Exhibits A and B, respectively.

5.	Manner of Payment.

a. The exercise price of each Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, (ii) by delivery to the Company of other Common Stock of the Company valued at its then established fair market value (as defined below), (iii) by delivery to the Company of either options or warrants of the Company including, without limitation, this Option, valued at the difference between their exercise price and the then established fair market value of the Company’s Common Stock, (iv) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the holder hereof, or (v) any other form of legal consideration that may be acceptable to the Board of Directors, in their discretion. For the purposes of this Section 5, the fair market value of the Company’s Common Stock shall be defined as (i) the closing sale price for the Common Stock on the primary exchange upon which the shares are listed and traded on the date prior to the date the Option is exercised, or (ii) if the shares are not traded on any national exchange, the closing sale price for the Common Stock on the NASDAQ National Market on the date prior to the date the Option is exercised, or (iii) if the shares are neither traded on a national exchange nor listed on the NASDAQ National Market, then the average of the bid and ask prices for the Common Stock in the Over-The-Counter Market as quoted on the NASDAQ Capital Market, on the date prior to the date the Option is exercised, or (iv) if the shares of Common Stock are neither traded on a national exchange or the NASDAQ National Market nor quoted on the NASDAQ Capital Market, the average of the bid and ask prices for the Common Stock as quoted by any recognized securities quotation service such as the OTC Markets or the OTC Electronic Bulletin Board on the date prior to the date the Option is exercised, or (v) if the shares of Common Stock are not quoted on any recognized securities quotation service such as the OTC Markets, Inc., or the OTC Electronic Bulletin Board on the date prior to the date the Option is exercised, then the fair market value of the Company’s Common Stock shall be the price paid for the Company’s Common Stock in the most recent transaction involving the Company and a nonaffiliated purchaser in an arm’s length transaction (the “Fair Market Value”). In the case of any deferred payment arrangement, any interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Internal Revenue Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(b) By way of example, in lieu of exercising this Option by payment with cash, certified check or wired funds, the Holder may elect to receive the number of Shares, as determined below, equal to the value of this Option (or the portion thereof being exercised) by surrender of this Option at the corporate office of the Company together with the duly executed form of subscription agreement and notice of such an election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X	=	Y(A-B)
A

Where:	X = the number of shares of Common Stock to be issued to the Holder
Y = the gross number of shares of Common Stock to be purchased
A = the Fair Market Value of one (1) share of the Company’s Common Stock on the day prior to exercise hereunder
B = Exercise Price

6.	Options Not Transferable and Subject to Certain Restrictions. The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. During Optionee’s lifetime, the Option may be exercised only by the Optionee or by a legally authorized representative. In the event of Optionee’s death, the Option may be exercised for a period of 90 days following the date of death by the distributee to whom Optionee’s rights under the Option shall pass by will or by the laws of descent and distribution.

7.	Acceptance of Agreement. Optionee hereby accepts and agrees to be bound by all the terms and conditions of this Agreement.

8.	No Right to Employment. Nothing herein contained shall confer upon Optionee any right to continuation of employment by Global or any Affiliate, or interfere with the right of Global or any Affiliate to terminate at any time the employment of Optionee. Nothing contained herein shall confer any rights upon Optionee as a stockholder of Global, unless and until Optionee actually exercises this Option and receives Shares.

9.	Compliance with Securities Laws. The Option shall not be exercisable and Shares shall not be issued pursuant to exercise of the Option unless the exercise of the Option and the issuance and delivery of Shares pursuant thereto shall comply with all relevant provisions of law.

10.	Adjustments. With respect to any unexercised portion of the Option, Global may make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares covered by the Option and in the applicable exercise price thereof in the event of a change in the corporate structure or shares of Global; provided, however, that no adjustment shall be made for the issuance of preferred stock of Global or the conversion of convertible preferred stock of Global. For purposes of this Section 10, a change in the corporate structure or shares of Global includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, spin-off, reorganization or liquidation, and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of Global or another entity.

11.	No Other Rights. Optionee hereby acknowledges and agrees that, except as set forth herein, no other representations or promises, either oral or written, have been made by Global, any Affiliate or anyone acting on their behalf with respect to Optionee’s right to acquire any shares of Common Stock, stock options or awards under the Agreement, and Optionee hereby releases, acquits and forever discharges Global, the Affiliates and anyone acting on their behalf of and from all claims, demands or causes of action whatsoever relating to any such representations or promises and waives forever any claim, demand or action against Global, any Affiliate or anyone acting on their behalf with respect thereto.

12.	Severability. Any provision of this Agreement (or portion thereof) that is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 14, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.

13.	Not used.

14.	Entire Agreement. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior and contemporaneous agreements, oral or written, between Global and Optionee relating to Optionee’s entitlement to stock options, Common Stock or similar benefits.

15.	Amendment. This Agreement may be amended and/or terminated at any time by mutual written agreement of Global and Optionee.

16.	No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than Optionee and Optionee’s respective successors and assigns expressly permitted herein, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

17.	Governing Law. The construction and operation of this Agreement are governed by the laws of the State of Delaware.

Executed as of the date first written above.

GLOBAL HEALTHCARE REIT, INC.

By:
Name:	Lance Baller
Title:	CEO

Signature of Optionee

Optionee’s Social Security Number

PURCHASE FORM

Dated: _____________

The undersigned hereby irrevocably elects to exercise the attached Option to the extent of purchasing ________shares of Common Stock and hereby makes payment of $________ in payment of the Exercise Price therefor.

Name:

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
(please typewrite or print in block letters)

Address

Signature

EXHIBIT A

SUBSCRIPTION AGREEMENT

Subscription Agreement (the “Agreement”) made and entered into as of this _______ day of ___________, _____, between the person whose name appears on the signature page hereof (“Subscriber”) and Global Healthcare REIT, Inc. , a Utah corporation (“Company”);

WITNESSETH:

In consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Subscription. The Subscriber hereby subscribes for and agrees to purchase the number of shares of the Company’s Common Stock, $.05 par value, set opposite his name on the signature page hereof (the “Shares”) for the purchase price of $0.36 per share, payable as hereinafter provided. The Subscriber hereby agrees that this Agreement shall be irrevocable and survive the death or legal incapacity of the Subscriber.

2.	Payment for Shares. The purchase price for the Shares shall be paid to the Company by the Subscriber contemporaneously with the execution of this Agreement. No certificates representing the Shares shall be issued or become issuable until the full amount of the above subscription shall have been paid. In the event the subscription price herein specified is not paid when due, the Company may at its option cancel this subscription and this Agreement.

3.	Acceptance of Subscription. This Agreement shall be deemed to be accepted by the Company when it is signed by an authorized officer of the Company on behalf of the Company, it being provided that, notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue the Shares to the Subscriber if the issuance of the Shares would constitute a violation of federal or state securities laws.

4.	Representations and Warranties of the Company. The Company represents and warrants to the Subscriber that:

a.	The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company is duly qualified to do business, and is in good standing as a foreign corporation authorized to do business, in all jurisdictions in which a failure to so qualify would have a material adverse effect on the business condition (financial or otherwise), earnings, properties, or results of operations of the Company, and its subsidiaries, taken as a whole.

b.	The Company has duly authorized the issuance and sale of the Shares upon the terms of this Agreement by all requisite corporate action.

c.	The Shares have been duly authorized and, when issued and paid for in accordance herewith, will be duly issued, fully paid and nonassessable shares of the Company.

5.	Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company and to each officer, director and agent of the Company as follows:

a.	General.

	i.	The Subscriber has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the Subscriber hereunder.

	ii.	The Subscriber is the sole party in interest and is not acquiring the Shares as an agent or otherwise for any other person.

	iii.	The Subscriber is a resident of the State of Illinois.

	iv.	The Subscriber is an “accredited investor” within the meaning of Rule 501(a) of Regulation D.

b.	Information Concerning the Company:

	i.	The Subscriber is familiar with the business and financial condition, properties, operations and prospects of the Company, and, at a reasonable time prior to the execution of this Agreement, has been afforded the opportunity to ask questions of and receive satisfactory answers from the Company’s officers and directors, or other persons acting on the Company’s behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the offering of the Shares and has asked such questions as he desires to ask and all such questions have been answered to the full satisfaction of the Subscriber.

	ii.	The Subscriber understands that the purchase of the Shares involves various risks, including, among others, the substantial risk that the Shares will become worthless due to the failure of the Company in the future.

	iii.	No representations or warranties have been made to the Subscriber by the Company as to the tax consequences of this investment, or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

	iv.	All documents, records and books pertaining to a proposed investment in the Shares which the Subscriber has requested have been made available to the Subscriber.

c.	Status of the Subscriber. The Subscriber is able to bear the economic risk of this investment. The Subscriber has had the opportunity to consult with the Subscriber’s own attorney, accountant and/or purchaser representative regarding the Subscriber’s investment in the Shares and their suitability for purchase by the Subscriber, and to the extent necessary, the Subscriber has retained, at Subscriber’s own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits, risks ad consequences of this Agreement and of purchasing and owning the Shares.

d.	Restrictions on Transfer or Sale of the Shares:

	i.	The Subscriber is acquiring the Shares subscribed for solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view to or for resale in connection with, any distribution of Shares. The Subscriber understands that the offer and sale of the Shares has not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Agreement. The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

	ii.	The Subscriber understands that if the issuance of the Shares has not been registered under the Securities Act, the Shares are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission provide in substance that the Subscriber may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Subscriber understands that the Company has no obligation or intention to register any of the Shares purchased by the Subscriber thereunder or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). The Subscriber understands that the Subscriber may not at any time demand the purchase by the Company of the Subscriber’s Shares.

	iii.	The Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except (i) pursuant to a registration of the Shares under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws, and (ii) in accordance with the stock transfer restrictions described in Section 6 hereof; (B) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of any of the Shares except upon compliance with the foregoing restrictions; and (C) that legends in substantially the following form will be placed on the certificates representing the Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE COMPANY WILL NOT TRANSFER SUCH SHARES EXCEPT UPON RECEIPT OF A FAVORABLE OPINION OF ITS COUNSEL AND/OR EVIDENCE SATISFACTORY TO THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

The Subscriber has not offered or sold any portion of the subscribed for Shares and has no present intention of dividing such Shares with others or of reselling or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

6.	Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

	a.	To the Company at the following address:

	b.	To the Subscriber at the following address:

7.	Assignability; Amendment. This Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

8.	Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warrantee and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns.

9.	Entire Agreement. This Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contract or agreements, whether oral or written.

10.	Governing Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction and effect and in all other aspects by the substantive laws of the State of Colorado, without reference to conflicts of laws principles. Venue for all purposes hereunder shall be Denver, Colorado.

11.	Severability. If any provisions of this Agreement or the application thereof to any Subscriber or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the applicability of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

12.	Headings. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof.

IN WITNESS WHEREOF, the undersigned Subscriber has executed this Agreement as of the date and year first above written.

THE COMPANY:

GLOBAL HEALTHCARE REIT, INC.

By:
Name:
Title:

SUBSCRIBER:

Name:

Number of Shares Subscribed: _________

EXHIBIT B

REPRESENTATIONS AND WARRANTIES STATEMENT

By his execution below, the undersigned specifically warrants and represents to Global Healthcare REIT, Inc. (“Company”) that:

1.	The Shares are being or will be purchased by the undersigned for investment only, for his own account, and not with a view to the offer, resale, or redistribution thereof.

2.	The undersigned is not and will not be participating, directly or indirectly, in an underwriting of any of the Shares, and the undersigned will not take, or cause to be taken, any action that would cause him to be deemed to be an underwriter of the Shares, as that term is defined in applicable provisions of the Securities Act of 1933, as amended, and the regulations promulgated pursuant to that Act.

3.	The undersigned has had an opportunity to ask questions of, and receive answers from, the management of the Company and persons acting on behalf of the Company, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned. The undersigned has had an opportunity to make a prudent and full inquiry into the business and financial affairs of the Company.

4.	The undersigned is able to bear the economic risk of an investment in the Shares, and has sufficient net worth to sustain a loss of the entire investment without material economic hardship if such a loss should occur.

5.	The undersigned is aware that an investment in the Shares is speculative and involves a high degree of risk of loss by the undersigned of his entire investment in the Shares. The undersigned is capable of bearing such economic risks.

6.	The financial condition of the undersigned is such that he is under no present or contemplated future need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking, need, or indebtedness. The undersigned understands that the nature of the investment is such that the undersigned will probably not be able to sell the Shares for a long period of time, and no one has represented to the undersigned that the undersigned will be able to sell the Shares or otherwise realize any return on his investment within any given period of time. In particular, the undersigned acknowledges that the Shares will have no market in the foreseeable future. No assurances have been made to the undersigned regarding any economic gain which may inure to the undersigned by reason of ownership of the Shares.

7.	By reason of the undersigned’s knowledge and experience in financial and business matters in general, and investments in particular, he is capable of evaluating the merits and risks of an investment by him in the Shares.

8.	The undersigned recognizes that the Shares have not and will not have been registered under the Securities Act of 1933, as amended, nor under the securities laws of any state. The undersigned agrees not to sell the Shares without registering them under the Securities Act of 1933 and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sales, and agrees that a legend may be placed on his stock certificates to such effect.

9.	The undersigned acknowledges that his ability to sell, transfer, convey, pledge or hypothecate the Shares shall be subject to the terms of the Bylaws of the Company to be ratified and confirmed by the undersigned contemporaneously with his execution hereof.

The undersigned understands that these representations and warranties are being or will be relied upon by the Company in issuing the Shares to the undersigned.

Executed on _____________________________.

Name: